RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2018
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

(17)   RELATED PARTY TRANSACTIONS

Loan Facility

In June 2018, the president and director of ATA Inc., Jack Huang, entered into a  three-year Commercial Loan Facility (the “Facility”) with China Minsheng Bank Beijing Branch to borrow up to RMB 15,000,000 to support the working capital of ATA Testing. The Facility is pledged by the real estate property of Gongyuan 16th floor owned by ATA Testing, pursuant to which a corresponding three-year pledge agreement has been entered into between ATA Testing and China Minsheng Bank Beijing Branch. Jack Huang and ATA Testing also signed an agreement, pursuant to which all drawdowns received from China Minsheng Bank should be transferred to ATA Testing and the interests of these drawdowns will be fully paid by ATA Testing. ATA Testing shall pay interest at 6.525% per annum on the commencement date for each drawdown. The interest rate is subject to potential adjustment based on premium interest rate stipulated by the People’s Bank of China. In June and July 2018, ATA Testing has received a total of RMB 15,000,000 drawdowns and this loan has been fully paid back on October 15, 2018. The interest expenses incurred and paid by ATA Testing for the year ended December 31, 2018 was RMB 249,683. On April 12, 2019, the real estate property of Gongyuan 16th floor was released from pledge and the Facility was terminated correspondingly.

Disposal of ATA Online to entities controlled by Management

On August 16, 2018, ATA completed the ATA Online Sale Transaction, among which, 67.5% of the equity interest of ATA Online was transferred to the entity controlled by ATA’s Chairman and Chief Executive Officer Mr. Kevin Xiaofeng Ma and the companies controlled by certain management members of ATA Online. Refer to note 1 and note 21.

Receivable due from shareholder

In May 2015, the Group terminated the VIE agreements with the nominee shareholders of ATA Online. The entire equity interests of ATA Online were transferred from the nominee shareholders to ATA Learning and Zhongxiao Zhixing for a consideration of RMB 10.0 million, equivalent to the amount of the registered capital of ATA Online. As a result, ATA Online became a wholly owned subsidiary of the Group. The consideration was paid to the nominee shareholders. Mr. Haichang Xiong, has transferred his consideration of RMB 1.0 million to Mr. Kevin Xiaofeng Ma on March 29, 2016. The Group received RMB 10.0 million in cash from Mr. Kevin Xiaofeng on June 7, 2017.

Sublease of Jianwai SOHO office to Master Mind

ATA Testing subleased Jianwai SOHO office to an equity investee, Master Mind Education Company (“Master Mind”), with a contract term from May 17, 2015 to May 16, 2020. Since June 2017, Master Mind has encountered severe cash flow and going concern issues and stopped making rent payment to the Company. In February 2018, the sublease agreement was terminated. The Company recognized a total sublease income of RMB 650,478, RMB 207,346 and nil for the year ended March 31, 2017, nine months ended December 31, 2017 and the year ended December 31, 2018, respectively.

Acquisition of Puhua Technology

On August 31, 2016, ATA Online entered into an agreement to make a 60% equity investment in Puhua Technology with a total cash consideration of RMB 2.0 million. The director of Puhua Technology was a director of ATA learning, who resigned from ATA learning in July 2016.

Disposal of equity interest in ZhiShang to Tianjin Zhishang

On June 27, 2017, ATA Online entered into an agreement to sell a 15% equity interest in Beijing Zhishang Education Technology Ltd. (“Zhishang”) to Tianjin Zhishang Education Technology Limited Partnership (“Tianjin Zhishang”) for a total cash consideration of RMB 1,253,550. The Executive Partner of Tianjin Zhishang is the CEO and a director of ATA Online.